FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On April 27, 2005, Telephone and Data Systems, Inc. issued a news release announcing its earnings for the first quarter of 2005. A copy of the news release is attached hereto as Exhibit 99.1. Attached as Exhibit 99.3 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01. Other Events

        On April 26, 2005, Telephone and Data Systems, Inc. issued a news release announcing certain matters relating to the stock dividend of Special Common Shares. A copy of the news release is attached hereto as Exhibit 99.2.

        Sandra L. Helton, executive vice president and CFO of Telephone and Data Systems, Inc., plans to enter into a 10b5-1 sales plan with J.P. Morgan Securities Inc to sell TDS common (TDS) and TDS special common shares (TDS.S) commencing June 2005. The purpose of the sales plan is to achieve broader diversification of investments while reducing the risk of over concentration in a particular investment. The plan will be effective April 28, 2005.

        A 10b5-1 plan is designed to permit officers and directors to plan securities transactions in advance when they are not aware of material nonpublic information or subject to a company-imposed blackout period, and then carry out those pre-planned transactions at a later time, even if they later become aware of material nonpublic information and/or become subject to a company-imposed blackout period. A 10b5-1 plan must either specify (including by formula) the amount, pricing and timing of transactions in advance or delegate discretion on those matters to an independent third party. During the term of the plan, the officer or director may not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. As transactions are executed in the future under the plan, they will be disclosed in accordance with applicable U.S. federal securities laws. Except as may be required by law, the Company does not undertake to report future plans by officers or directors of the Company nor to report modifications, terminations, transactions or other activities under any 10b5-1 plan or any such future plans.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: April 27, 2005

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller (Principal Accounting Officer)

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EXHIBIT INDEX The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit
99.1	Telephone and Data Systems, Inc.'s news release, dated April 27, 2005, announcing earnings for the first quarter of 2005.
99.2	Telephone and Data Systems, Inc.'s news release, dated April 26, 2005 regarding certain matters relating to the stock dividend of Special Common Shares
99.3	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement

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